ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


                      STRUCTURAL AND COLLATERAL TERM SHEET
                      $1,031,057,000 (APPROXIMATE BALANCE)
                    GMAC COMMERCIAL MORTGAGE SECURITIES, INC.
                       MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 1999-C3
                                                                 AUGUST 24, 1999

APPROXIMATE SECURITIES STRUCTURE:

                                               EXPECTED    EXPECTED
                               APPROXIMATE      CREDIT     WEIGHTED     EXPECTED
           EXPECTED RATING    FACE/NOTIONAL    SUPPORT   AVERAGE LIFE    PAYMENT
CLASS (a)   MOODY'S/FITCH      AMOUNT (MM)    (% OF UPB)  (YEARS)(b)     WINDOW
----------------------------------------------------------------------------------
Publicly Offered Classes
 X (c)         Aaa / AAA         $1,152.0        N/A          N/A     10/99 - 3/16
 A1a           Aaa / AAA             50.0        27.00        5.8     10/99 - 5/08
 A1b           Aaa / AAA            191.0        27.00        9.7      5/08 - 8/09
 A2            Aaa / AAA            600.0        27.00        8.9     10/99 - 8/09
 B             Aa2 / AA              51.8        22.50        9.9      8/09 - 8/09
 C              A2 / A               57.6        17.50        9.9      8/09 - 8/09
 D              A3 / A-              20.2        15.75        9.9      8/09 - 8/09
 E            Baa2 / BBB             37.4        12.50        9.9      8/09 - 8/09
 F            Baa3 / BBB-            23.0        10.50        9.9      8/09 - 8/09


PRIVATELY OFFERED CLASSES (d)
--------------------------------------------------------------
 G
 H
 J
 K
 L
 M
   TOTAL SECURITIES:  $1,152.0
--------------------------------------------------------------
(a) Class A1a is expected to have a fixed pass-through rate. Classes A1b through D and G through M are expected to have a fixed pass-through rate subject to a cap equal to the weighted average Net Mortgage Pass-Through Rate. Classes E and F are expected to have a pass-through rate equal to the weighted average Net Mortgage Pass-Through Rate.
(b) Calculated at 0% CPR, assuming no balloon payment extension and that ARD Loans pay in full on Anticipated Repayment Dates.
(c)  Notional amount on interest only class.
(d)  Not offered hereby.





KEY FEATURES:
Lead Managers:              Deutsche Banc Alex. Brown
                            Goldman, Sachs & Co.
Selling Group:              Newman and Associates, Inc.
Mortgage Loan Sellers (a):  GMAC Commercial Mortgage
                            Corporation (57.14%)
                            German American Capital Corporation
                            (21.50%)
                            Goldman Sachs Mortgage Company
                            (21.36%)
Master Servicer:            GMAC Commercial Mortgage Corporation
Special Servicer:           GMAC Commercial Mortgage Corporation
Trustee:                    Norwest Bank National Association
Launch:                     August 25, 1999
Pricing:                    August 26, 1999
Anticipated Settlement:     On or about September 9, 1999
Cut-Off Date:               September 1, September 5 and
                            September 10, 1999
Distribution Date:          15th of each month, or following
                            business day (commencing September
                            1999)
Payment Delay:              14 days
ERISA Eligible:             Classes A1a, A1b, A2, and X are expected
                            to be ERISA eligible subject to certain conditions
                            for eligibility.
SMMEA Eligible:             Classes A1a, A1b, A2, X and B are expected
                            to be SMMEA securities upon issuance.
Structure:                  Sequential pay
Day Count:                  30/360
Tax Treatment:              REMIC
Rated Final Distribution
Date:                       July, 2032
Clean up Call:              1.0%
Minimum Denominations:      Publicly Offered Classes except
                            Class X: $25,000 & $1
                            Class X: $1,000,000 Notional Amount
                            & $1
Delivery:                   DTC

(a)Percentages represent the portion of the Aggregate Cut-Off Date Principal Balance contributed by each Mortgage Loan Seller.


--------------------------------------------------------------------------------


COLLATERAL FACTS:
Initial Pool Balance:                                            $1,152,022,048
Number of Mortgage Loans:                                                   138
Number of Mortgaged Properties:                                             177
Average Cut-Off Date Balance:                                        $8,347,986
Weighted Average Current Mortgage Rate:                                  7.896%
Weighted Average U/W DSCR (a):                                            1.37x
Weighted Average Cut-Off Date LTV Ratio (a):                             68.84%
Weighted Average Remaining Term to Maturity (months):              117.4 months
Weighted Average Remaining Amortization Term (months):             342.1 months
Weighted Average Seasoning (months):                                3.50 months
CTL Loans as a % of Total                                                 0.13%
Balloon Loans as % of Total (b):                                         99.87%
Single Largest Loan as % of Total:                                        6.94%
Five Largest Loans as % of Total:                                        23.22%
Ten Largest Loans as % of Total:                                         34.96%
(a) All DSCR and LTV information presented herein is generally calculated as though any related earnout reserve had been applied to reduce or defease the primary balance of the mortgage loan.
(b) Includes 28 ARD loans totaling $431 mm and 37.4% of the pool Cut-Off date balance.

TEN LARGEST LOANS OR SPONSORS


                                  CURRENT
LOAN                              BALANCE     % BY UPB  LTV     DSCR   PROPERTY TYPE
-------------------------------------------------------------------------------------
Biltmore Fashion Park           $80,000,000     6.94%  60.38  %1.43x  Anchored Retail
Prime Outlets at Niagara Falls   62,835,426     5.45   72.73   1.36   Anchored Retail
Equity Inns Portfolio            48,428,074     4.20   49.26   1.90   Hospitality
One Colorado Place               42,628,093     3.70   72.25   1.25   Anchored Retail
Comerica Bank Building           33,640,510     2.92   65.19   1.43   Office
120 Monument Circle              28,955,362     2.51   74.44   1.23   Office
125 Maiden Lane                  28,500,000     2.47   73.83   1.31   Office
Texas Development Portfolio      26,926,701     2.34   72.03   1.34   Multifamily
Sherman Plaza                    25,984,904     2.26   68.38   1.24   Office
Alliance TP Portfolio            24,888,157     2.16   86.42   1.19   Multifamily
                                 ----------     ----   -----   ----
TOTAL/WTD. AVG.                $402,787,227    34.96%  67.49  %1.40x
-------------------------------------------------------------------------------------


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Deutsche Bank Securities, Inc. and Goldman, Sachs & Co. and not by the issuer of the securities. Deutsche Bank Securities, Inc. and Goldman, Sachs & Co. are acting as the lead managers and neither of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                              COLLATERAL TERM SHEET

SELECTED LOAN DATA:

                          NUMBER OF         CUT-OFF DATE BALANCE
                          MORTGAGED  ------------------------------------
 GEOGRAPHIC DISTRIBUTION  PROPERTIES   (MM)    % BY UPB   WTD. AVG. DSCR
-------------------------------------------------------------------------
 California                   33      $257.5      22.4%         1.34x
 Texas                        32       171.0      14.8          1.37
 New York                     12       135.8      11.8          1.34
 Arizona                       7       106.2       9.2          1.47
 Indiana                       5        68.6       6.0          1.29
 Other (a)                    88       413.0      35.9          1.39
                              --       -----      ----          ----
 TOTAL/WTD. AVG.             177    $1,152.0     100.0%         1.37x
-------------------------------------------------------------------------


 PROPERTY TYPE
-------------------------------------------------------------------------
 Retail (b)                   34       $350.7     30.4%         1.36x
 Office                       36        322.1     28.0          1.33
 Multifamily                  55        260.0     22.6          1.29
 Hospitality                  25        105.8      9.2          1.65
 Industrial                   21         99.1      8.6          1.42
 Mobil Home Park               2          4.4      0.4          1.40
 Special Purpose               1          3.9      0.3          1.26
 Self Storage                  1          3.2      0.3          2.17
 Mixed Use                     2          3.1      0.3          1.42
                               -          ---      ---          ----
 TOTAL/WTD. AVG.             177     $1,152.0    100.0%         1.37x
-------------------------------------------------------------------------


 PREPAYMENT RESTRICTIONS
------------------------------------------------------------------------
 Defeasance                  135     1,102.6     95.7%          1.36x
 > YM or 1% UPB                2        38.6      3.4           1.43
 > YM or 1% & Defeasance       1        10.9      0.9           1.90
                               -        ----      ---           ----
 TOTAL/WTD. AVG.             138     1,152.0    100.0%          1.37x
-------------------------------------------------------------------------
(a)  Includes 30 states.
(b) 17 properties representing 25.14% of the Aggregate Cut-Off Date Balance are Anchored Retail properties; 17 properties representing 5.30% of the Aggregate Cut-Off Date Balance are Unanchored Retail properties.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Deutsche Bank Securities, Inc. and Goldman, Sachs & Co. and not by the issuer of the securities. Deutsche Bank Securities, Inc. and Goldman, Sachs & Co. are acting as the lead managers and neither of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                             MORTGAGE POOL OVERVIEW
--------------------------------------------------------------------------------

----------------------------------------------- -------------------- -------------------- --------------------
COLLATERAL FACTS                                   LOAN GROUP 1         LOAN GROUP 2           AGGREGATE
----------------------------------------------- -------------------- -------------------- --------------------
INITIAL POOL BALANCE:                                 $892,242,246        $259,779,802     $1,152,022,048
NUMBER OF MORTGAGE LOANS:                                       99                  39                138
NUMBER OF MORTGAGE PROPERTIES                                  122                  55                177
AVERAGE CUT-OFF DATE BALANCE:                           $9,012,548          $6,661,021         $8,347,986
WEIGHTED AVERAGE CURRENT MORTGAGE RATE:                     7.976%              7.619%             7.896%
WEIGHTED AVERAGE U/W DSCR:                                   1.39x               1.29x              1.37x
WEIGHTED AVERAGE CUT-OFF DATE LTV RATIO:                    66.64%              76.41%             68.84%
WEIGHTED AVERAGE REMAINING TERM TO MATURITY:                 117.2               118.0              117.4
WEIGHTED AVERAGE REMAINING AMORTIZATION TERM:                341.6               343.5              342.1
WEIGHTED AVERAGE SEASONING:                                   3.27                4.29               3.50
BALLOON/ARD LOANS AS % OF TOTAL:                            99.84%             100.00%             99.87%
FIVE LARGEST LOANS AS % OF TOTAL:                           29.98%              40.39%             23.22%
----------------------------------------------- -------------------- -------------------- --------------------




    [THE NARRATIVE AND/OR TABULAR INFORMATION BELOW IS A FAIR AND ACCURATE
           DESCRIPTION OF GRAPHIC OR IMAGE MATERIAL OMITTED FOR THE
                           PURPOSE OF EDGAR FILING.]


                 ---------------         ---------------
                   Loan Group I           Loan Group II
                 ---------------         ---------------
                       |\                       |
                       |   \                    | 100%
                       |      \ 61%             |
                    39%|         \              |
                       |           \            |
                       |             \ ---------------------------
      ---------------------------
                      A-1a                    A-2           X
              -------------------
                      A-1b             ---------------------------
              --------------------------------------------
                                    B
              --------------------------------------------
                                    C
         X    --------------------------------------------
                                    D
              --------------------------------------------
                                    E
              --------------------------------------------
                                    F
              --------------------------------------------
                     Non-Investment Grade Tranches
       ---------------------------------------------------



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished to you by Deutsche Bank Securities, Inc. and Goldman, Sachs & Co. and not by the issuer of the securities. Deutsche Bank Securities, Inc. and Goldman, Sachs & Co. are acting as the lead managers and neither of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               STRUCTURAL OVERVIEW
--------------------------------------------------------------------------------

|X| Loan Group 1 is comprised of all 99 of the non-multifamily Loans with an aggregate Cut-Off Date Principal Balance of $892 million. Loan Group 2 is comprised of all 39 of the multifamily loans with an aggregate Cut-Off Date Principal Balance of $260 million.


|X| Principal and Interest payments will be made from Group 1 in the following manner:


     -   39.00% of Interest to A1 Class and 61.00% of Interest to A2 Class,

     - 39.00% of Principal sequentially to A1a and A1b and 61.00% to the A2 Class until retired.

     - After A1 Classes are retired Principal to A2 until all Class A certificates are retired.

     - Interest and Principal sequentially to Classes B, C, D, E, F, G, H, J, K, L and M.



|X| Principal and Interest payments will be made from Group 2 in the following manner:


     - Interest and Principal to A2, and upon the retirement of the A2, all cash flow will be combined with Group 1 and applied as set forth above.



|X| Principal Losses will be allocated in reverse alphabetical order to Class M, L, K, J, H, G, F, E, D, C, B, and then pro rata to Classes A1a, A1b and A2 regardless of Loan Group.


|X| Each Class will be subordinate to the Class A1a, A1b, A2 and X and to each Class with an earlier alphabetic designation than such Class. Each of the Class A1, A2 and X Certificates will be of equal priority.


|X| The Master Servicer will cover net prepayment Interest shortfalls, provided that with respect to any loans with due dates on or preceding the related determination date the Master Servicer will only cover net prepayment Interest shortfalls up to the Master Servicing fee of 2 basis points on the principal balance of such loans. Net prepayment Interest shortfalls (after application of prepayment Interest excesses and other Servicer coverage from the Master Servicing Fee) will be allocated pro-rata (based on Interest entitlements) to all regular Certificates.


|X| Shortfalls resulting from Master Servicer and Special Servicer modifications, Special Servicer compensation or other extraordinary trust fund expenses will be allocated in reverse alphabetical order to classes of outstanding regular Certificates other than to the Class X.


|X|  All Classes will pay Interest on a 30/360 basis.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished to you by Deutsche Bank Securities, Inc. and Goldman, Sachs & Co. and not by the issuer of the securities. Deutsche Bank Securities, Inc. and Goldman, Sachs & Co. are acting as the lead managers and neither of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


-------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
                        ALLOCATION OF PREPAYMENT PREMIUMS
-------------------------------------------------------------------------------


PREPAYMENT PREMIUM EXAMPLE:

|X| The Yield Maintenance prepayment premium will generally be equal to the present value of the reduction in Interest payments as a result of the prepayment through the maturity of the prepaid Mortgage Loan, discounted at the yield of a Treasury security of similar maturity in most cases (converted from semi-annual to monthly pay). The following example reflects that method.

     GENERAL YIELD MAINTENANCE EXAMPLE FOR GROUP 1 MORTGAGE LOAN:

     Assuming the structure presented in the beginning of this memo, that a Loan Group 1 Mortgage Loan prepays, so Class A1a and Class A2 are the only classes entitled to principal and the following assumptions: Mortgage Loan Characteristics of Loan Group 1 Mortgage Loan being prepaid:

                         Balance                      $10,000,000
                         Coupon                       7.80%
                         Maturity                     10 yrs (August 1, 2009)
          Treasury Rate (monthly)                     6.00%
          Certificate Characteristics
                         Class A1a Coupon             7.40%
                         Class A2 Coupon              7.40%
          Discount Rate Fraction Example:

  ------------------------------------------------ ------------------------- ------------------------ --------------------------
                                                    CLASS A1a CERTIFICATES    CLASS A2 CERTIFICATES     CLASS X CERTIFICATES
  ------------------------------------------------ ------------------------- ------------------------ --------------------------
  PRINCIPAL PAYMENT                                       $3,900,000               $6,100,000                   N/A
  ------------------------------------------------ ------------------------- ------------------------ --------------------------
  DISCOUNT RATE FRACTION CALCULATION               (7.40  - 6.00%) /         (7.40% - 6.00%) /         100.00% - 77.78% = 22.22%
                                                   (7.80% - 6.00%) = 77.78%  (7.80% - 6.00%) = 77.78%

  ------------------------------------------------ ------------------------- ------------------------ --------------------------
  % TOTAL PRINCIPAL DISTRIBUTION                            39.00%                   61.00%                     N/A
  ------------------------------------------------ ------------------------- ------------------------ --------------------------
  % PREMIUM ALLOCATED                              39.00% * 77.78% = 30.33%  61.00% * 77.78% = 47.44%          22.22%
  ------------------------------------------------ ------------------------- ------------------------ --------------------------


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished to you by Deutsche Bank Securities, Inc. and Goldman, Sachs & Co. and not by the issuer of the securities. Deutsche Bank Securities, Inc. and Goldman, Sachs & Co. are acting as the lead managers and neither of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                        ALLOCATION OF PREPAYMENT PREMIUMS
--------------------------------------------------------------------------------

     GENERAL YIELD MAINTENANCE EXAMPLE FOR LOAN GROUP 2 MORTGAGE LOAN:

     Assuming the structure presented in the beginning of this memo, that a Loan Group 2 Mortgage Loan prepays, so Class A2 is the only class entitled to principal and the following assumptions: Mortgage Loan Characteristics of Loan Group 2 Mortgage Loan being prepaid:

                         Balance                      $10,000,000
                         Coupon                       7.80%
                         Maturity                     10 yrs (August 1, 2009)
          Treasury Rate (monthly)                     6.00%
          Certificate Characteristics
                         Class A1a Coupon             7.40%
                         Class A2 Coupon              7.40%
          Discount Rate Fraction Example:

  ------------------------------------------------ ------------------------- ------------------------ --------------------------
                                                    CLASS A1a CERTIFICATES    CLASS A2 CERTIFICATES     CLASS X CERTIFICATES
  ------------------------------------------------ ------------------------- ------------------------ --------------------------
  PRINCIPAL PAYMENT                                           $0                   $10,000,000                   N/A
  ------------------------------------------------ ------------------------- ------------------------ --------------------------
  DISCOUNT RATE FRACTION CALCULATION               (7.40  - 6.00%) /         (7.40% - 6.00%) /         100.00% - 77.78% = 22.22%
                                                   (7.80% - 6.00%) = 77.78%  (7.80% - 6.00%) = 77.78%
  ------------------------------------------------ ------------------------- ------------------------ --------------------------
  % TOTAL PRINCIPAL DISTRIBUTION                              0%                       100%                      N/A
  ------------------------------------------------ ------------------------- ------------------------ --------------------------
  % PREMIUM ALLOCATED                                         0%              100% * 77.78% = 77.78%           22.22%
  ------------------------------------------------ ------------------------- ------------------------ --------------------------


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished to you by Deutsche Bank Securities, Inc. and Goldman, Sachs & Co. and not by the issuer of the securities. Deutsche Bank Securities, Inc. and Goldman, Sachs & Co. are acting as the lead managers and neither of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


--------------------------------------------------------------------------------
                              COLLATERAL TERM SHET
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                               PREPAYMENT PROFILES
--------------------------------------------------------------------------------

|X| AGGREGATE POOL
----------------------------------------------------------------------------------------------------
PREPAYMENT             OCTOBER    OCTOBER    OCTOBER     OCTOBER    OCTOBER    OCTOBER    OCTOBER
RESTRICTIONS            1999       2000        2001       2002       2003       2004       2005
----------------------------------------------------------------------------------------------------
Locked out              99.06%      99.05%     33.44%       8.18%      1.60%      0.00%      0.00%
Defeasance               0.00        0.00      66.56       88.90      95.07      96.67      96.68
Yield Maintenance        0.94        0.95       0.00        2.92       3.33       3.33       3.32
----------------------------------------------------------------------------------------------------
Sub Total              100.00%     100.00%    100.00%     100.00%    100.00%    100.00%    100.00%
Open                     0.00%       0.00%      0.00%       0.00%      0.00%      0.00%      0.00%
----------------------------------------------------------------------------------------------------
Total                  100.00%     100.00%    100.00%     100.00%    100.00%    100.00%    100.00%
UPB ($MM)            1,152.02    1,142.74   1,131.83    1,119.79   1,106.73   1,092.68   1,077.22
% of Initial UPB       100.00%      99.19%     98.25%      97.20%     96.07%     94.85%     93.51%
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
PREPAYMENT             OCTOBER    OCTOBER    OCTOBER     OCTOBER    OCTOBER    OCTOBER
RESTRICTIONS            2006       2007        2008       2009       2010       2011
----------------------------------------------------------------------------------------------------
Locked out               0.00%       0.00%      0.00%       0.00%      0.00%      0.00%
Defeasance              96.63       93.59      98.26      100.00     100.00     100.00
Yield Maintenance        3.37        3.36       0.00        0.00       0.00       0.00
----------------------------------------------------------------------------------------------------
Sub Total              100.00%      96.95%     98.26%     100.00%    100.00%    100.00%
Open                     0.00%       3.05%      1.74%       0.00%      0.00%      0.00%
----------------------------------------------------------------------------------------------------
Total                  100.00%     100.00%    100.00%     100.00%    100.00%    100.00%
UPB ($MM)            1,045.10    1,027.36     901.09       27.56      24.99      23.93
% of Initial UPB        90.72%     89.18%      78.22%       2.39%      2.17%      2.08%
----------------------------------------------------------------------------------------------------

|X| LOAN GROUP 1
----------------------------------------------------------------------------------------------------
PREPAYMENT             OCTOBER    OCTOBER    OCTOBER     OCTOBER    OCTOBER    OCTOBER    OCTOBER
RESTRICTIONS            1999       2000        2001       2002       2003       2004       2005
----------------------------------------------------------------------------------------------------
Locked out              98.78%      98.77%     33.61%       6.83%      1.64%      0.00%      0.00%
Defeasance               0.00        0.00      66.39       89.41      94.60      96.24      96.24
Yield Maintenance        1.22        1.23       0.00        3.76       3.76       3.76       3.76
----------------------------------------------------------------------------------------------------
Sub Total              100.00%     100.00%    100.00%     100.00%    100.00%    100.00%    100.00%
Open                     0.00%       0.00%      0.00%       0.00%      0.00%      0.00%      0.00%
----------------------------------------------------------------------------------------------------
Total                  100.00%     100.00%    100.00%     100.00%    100.00%    100.00%    100.00%
UPB ($MM)              892.24      885.52     877.42      868.41     858.64     848.08     836.44
% of Initial UPB       100.00%      99.25%     98.34%      97.33%     96.23%     95.05%     93.75%
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
PREPAYMENT             OCTOBER    OCTOBER    OCTOBER     OCTOBER    OCTOBER    OCTOBER
RESTRICTIONS            2006       2007        2008       2009       2010       2011
----------------------------------------------------------------------------------------------------
Locked out               0.00%       0.00%      0.00%       0.00%      0.00%      0.00%
Defeasance              96.17       96.17      97.93      100.00     100.00     100.00
Yield Maintenance        3.83        3.83       0.00        0.00       0.00       0.00
----------------------------------------------------------------------------------------------------
Sub Total              100.00%     100.00%     97.93%     100.00%    100.00%    100.00%
Open                     0.00%       0.00%      2.07%       0.00%      0.00%      0.00%
----------------------------------------------------------------------------------------------------
Total                  100.00%     100.00%    100.00%     100.00%    100.00%    100.00%
UPB ($MM)              808.45      795.16     715.72       16.65      14.71      14.32
% of Initial UPB        90.61%     89.12%      80.22%       1.87%      1.65%      1.61%
----------------------------------------------------------------------------------------------------

|X| LOAN GROUP 2
----------------------------------------------------------------------------------------------------
PREPAYMENT             OCTOBER    OCTOBER    OCTOBER     OCTOBER    OCTOBER    OCTOBER    OCTOBER
RESTRICTIONS            1999       2000        2001       2002       2003       2004       2005
----------------------------------------------------------------------------------------------------
Locked out             100.00%     100.00%     32.84%      12.84%      1.47%      0.00%      0.00%
Defeasance               0.00        0.00      67.16       87.16      96.69      98.18      98.20
Yield Maintenance        0.00        0.00       0.00        0.00       1.84       1.82       1.80
----------------------------------------------------------------------------------------------------
Sub Total              100.00%     100.00%    100.00%     100.00%    100.00%    100.00%    100.00%
Open                     0.00%       0.00%      0.00%       0.00%      0.00%      0.00%      0.00%
----------------------------------------------------------------------------------------------------
Total                  100.00%     100.00%    100.00%     100.00%    100.00%    100.00%    100.00%
UPB ($MM)              259.78      257.22     254.41      251.37     248.09     244.60     240.78
% of Initial UPB       100.00%      99.01%     97.93%      96.76%     95.50%     94.16%     92.69%
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
PREPAYMENT             OCTOBER    OCTOBER    OCTOBER     OCTOBER    OCTOBER    OCTOBER
RESTRICTIONS            2006       2007        2008       2009       2010       2011
----------------------------------------------------------------------------------------------------
Locked out               0.00%       0.00%      0.00%       0.00%      0.00%      0.00%
Defeasance              98.22       84.75      99.52      100.00     100.00     100.00
Yield Maintenance        1.78        1.76       0.00        0.00       0.00       0.00
----------------------------------------------------------------------------------------------------
Sub Total              100.00%      86.51%     99.52%     100.00%    100.00%    100.00%
Open                     0.00%      13.49%      0.48%       0.00%      0.00%      0.00%
----------------------------------------------------------------------------------------------------
Total                  100.00%     100.00%    100.00%     100.00%    100.00%    100.00%
UPB ($MM)              236.65      232.20     185.36       10.91      10.29       9.61
% of Initial UPB        91.10%     89.38%      71.35%       4.20%      3.96%      3.70%
----------------------------------------------------------------------------------------------------

(a)  All tables calculated using modeling assumptions.
(b)  Differences in totals may exist due to rounding.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished to you by Deutsche Bank Securities, Inc. and Goldman, Sachs & Co. and not by the issuer of the securities. Deutsche Bank Securities, Inc. and Goldman, Sachs & Co. are acting as the lead managers and neither of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                 AVERAGE LIFE TABLE (IN YEARS) - AGGREGATE POOL
      (PREPAYMENTS LOCKED OUT THROUGH LOCK OUT PERIOD, DEFEASANCE AND YIELD
                  MAINTENANCE, THEN RUN AT THE INDICATED CPRS)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             PREPAYMENT ASSUMPTIONS (CPR)
            0% CPR        25% CPR        50% CPR       75% CPR      100% CPR
-------- ------------ -------------- -------------- ------------- -------------
 A1a          5.8           5.8            5.8           5.8          5.7
 A1b          9.7           9.6            9.6           9.6          9.4
 A2           8.9           8.8            8.8           8.8          8.6
 B            9.9           9.9            9.9           9.9          9.7
 C            9.9           9.9            9.9           9.9          9.7
 D            9.9           9.9            9.9           9.9          9.7
 E            9.9           9.9            9.9           9.9          9.7
 F            9.9           9.9            9.9           9.9          9.8
-------- ------------ -------------- ------------- ------------- --------------


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished to you by Deutsche Bank Securities, Inc. and Goldman, Sachs & Co. and not by the issuer of the securities. Deutsche Bank Securities, Inc. and Goldman, Sachs & Co. are acting as the lead managers and neither of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                      DISTRIBUTION OF CUT-OFF DATE BALANCES
--------------------------------------------------------------------------------

                                                                                                              WEIGHTED
                                                       PERCENTAGE                                              AVERAGE     WEIGHTED
                                                           OF                                     WEIGHTED    REMAINING    AVERAGE
                          NUMBER OF                    AGGREGATE                        WEIGHTED  AVERAGE      TERM TO     CUT-OFF
 RANGE OF CUT-OFF DATE    MORTGAGE     CUT-OFF DATE     CUT-OFF     AVERAGE CUT-OFF     AVERAGE   MORTGAGE     MATURITY    DATE LTV
 BALANCES                   LOANS         BALANCE     DATE BALANCE    DATE BALANCE        DSCR      RATE         (MOS)       RATIO
-----------------------------------------------------------------------------------------------------------------------------------
   $500,000 - 999,999           1        $869,138          0.08%         $869,138         1.21x     8.260%       118.0       79.01%
  1,000,000 - 1,999,999        22      34,711,286          3.01         1,577,786         1.41      7.853        119.2       68.32
  2,000,000 - 2,999,999        15      36,295,522          3.15         2,419,701         1.30      7.934        122.0       73.67
  3,000,000 - 3,999,999        18      61,584,647          5.35         3,421,369         1.37      8.067        117.0       70.17
  4,000,000 - 4,999,999        18      83,234,257          7.23         4,624,125         1.37      7.719        115.6       70.31
  5,000,000 - 5,999,999         7      39,941,631          3.47         5,705,947         1.25      8.036        118.3       74.68
  6,000,000 - 6,999,999        11      71,315,608          6.19         6,483,237         1.36      8.051        119.3       70.97
  7,000,000 - 7,999,999         8      59,364,057          5.15         7,420,507         1.32      7.976        115.9       66.24
  8,000,000 - 8,999,999         3      25,726,434          2.23         8,575,478         1.38      8.068        118.3       65.96
  9,000,000 - 9,999,999         5      47,365,594          4.11         9,473,119         1.42      8.031        128.0       68.83
10,000,000 - 11,999,999         6      65,173,851          5.66        10,862,309         1.43      7.822        108.6       69.85
12,000,000 - 13,999,999         5      65,367,148          5.67        13,073,430         1.31      7.989        129.8       70.87
14,000,000 - 16,999,999         4      60,679,367          5.27        15,169,842         1.42      8.191        112.8       67.86
17,000,000 - 19,999,999         2      35,370,331          3.07        17,685,165         1.23      7.808        116.5       72.53
20,000,000 - 24,999,999         4      89,040,863          7.73        22,260,216         1.29      7.556        114.9       70.36
25,000,000 - 49,999,999         7     233,146,887         20.24        33,306,698         1.42      7.987        116.0       66.70
50,000,000 - 80,000,000         2     142,835,426         12.40        71,417,713         1.40      7.647        117.1       65.81
                                -     -----------         -----        ----------         ----      -----        -----       -----
TOTAL/WTD. AVG.               138  $1,152,022,048        100.00%       $8,347,986         1.37x     7.896%       117.4       68.84%
                         ==========================================================================================================

-----------------------------------------------------------------------------------------------------------------------------------

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished to you by Deutsche Bank Securities, Inc. and Goldman, Sachs & Co. and not by the issuer of the securities. Deutsche Bank Securities, Inc. and Goldman, Sachs & Co. are acting as the lead managers and neither of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                  DISTRIBUTION OF MORTGAGED PROPERTIES BY STATE
--------------------------------------------------------------------------------



    [THE NARRATIVE AND/OR TABULAR INFORMATION BELOW IS A FAIR AND ACCURATE
           DESCRIPTION OF GRAPHIC OR IMAGE MATERIAL OMITTED FOR THE
                           PURPOSE OF EDGAR FILING.]



     OR     0.46%               MO      1.79%              NH       1.38%
     ID     0.23%               MS      2.00%              NY      11.79%
     NV     0.52%               WI      0.53%              PA       1.07%
     CA    22.35%               IL      1.05%              VA       1.07%
     AZ     9.22%               MI      1.40%              NC       3.28%
     HI     0.68%               IN      5.96%              SC       0.97%
     CO     1.08%               TN      1.00%              MA       1.20%
     NE     0.41%               AL      0.42%              CT       0.36%
     KS     0.35%               OH      4.25%              NJ       2.80%
     OK     1.15%               WV      0.18%              DE       0.28%
     TX    14.84%               GA      0.67%              MD       0.85%
     MN     0.28%               FL      4.14%





          Indiana       5.96%                 Ohio            4.25%
          Arizona       9.22%                 California     22.35%
          New York     11.79%                 Other(a)       31.60%
          Texas        14.84%


          ----------
         (a) Includes 29 states.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished to you by Deutsche Bank Securities, Inc. and Goldman, Sachs & Co. and not by the issuer of the securities. Deutsche Bank Securities, Inc. and Goldman, Sachs & Co. are acting as the lead managers and neither of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                DISTRIBUTION OF MORTGAGED PROPERTIES BY STATE (a)
--------------------------------------------------------------------------------

                                                                                                           WEIGHTED
                                                                                                            AVERAGE     WEIGHTED
                                                 PERCENTAGE                                    WEIGHTED    REMAINING    AVERAGE
                   NUMBER OF                    OF AGGREGATE                       WEIGHTED    AVERAGE      TERM TO     CUT-OFF
                   MORTGAGED    CUT-OFF DATE    CUT-OFF DATE   AVERAGE CUT-OFF     AVERAGE     MORTGAGE     MATURITY    DATE LTV
STATE             PROPERTIES      BALANCE         BALANCE       DATE BALANCE        DSCR         RATE         (MOS)      RATIO
----------------- -----------  --------------  -------------- ----------------- ------------- ----------- ------------ ----------
California             33       $257,522,409        22.35%       $7,803,709          1.34x      7.815%        116.0       68.47%
Texas                  32        170,965,037        14.84         5,342,657          1.37       8.001         120.3       71.30
New York               12        135,788,097        11.79        11,315,675          1.34       7.847         117.3       67.02
Arizona                 7        106,162,273         9.22        15,166,039          1.47       7.779         118.0       59.99
Indiana                 5         68,623,517         5.96        13,724,703          1.29       7.698         108.0       75.27
Ohio                    7         48,960,798         4.25         6,994,400          1.38       8.086         133.3       70.74
Florida                10         47,748,245         4.14         4,774,824          1.25       7.916         118.2       74.77
North Carolina          6         37,752,413         3.28         6,292,069          1.42       7.887         117.3       66.07
New Jersey              9         32,244,153         2.80         3,582,684          1.44       8.086         118.1       62.95
Mississippi             2         23,067,864         2.00        11,533,932          1.38       7.893         118.9       72.68
Missouri                4         20,637,328         1.79         5,159,332          1.30       7.944         118.7       70.14
Michigan                4         16,094,862         1.40         4,023,715          1.30       7.460         118.3       80.40
New Hampshire           1         15,949,087         1.38        15,949,087          1.28       8.529         116.0       72.50
Massachusetts           2         13,790,736         1.20         6,895,368          1.49       8.256         119.0       66.60
Oklahoma                3         13,288,731         1.15         4,429,577          1.37       7.700         117.6       77.99
Colorado                2         12,427,897         1.08         6,213,948          1.32       8.130         117.0       64.58
Virginia                4         12,380,850         1.07         3,095,213          1.51       8.078         117.7       59.83
Pennsylvania            3         12,334,523         1.07         4,111,508          1.29       7.614         114.5       70.70
Illinois                1         12,098,410         1.05        12,098,410          1.19       7.320         119.0       86.42
Tennessee               4         11,502,989         1.00         2,875,747          1.73       7.956         112.2       57.34
South Carolina          1         11,191,325         0.97        11,191,325          1.40       8.750          83.0       70.39
Maryland                3          9,771,141         0.85         3,257,047          1.31       8.089         129.7       71.56
Hawaii                  2          7,833,417         0.68         3,916,709          1.38       7.836         117.0       75.94
Georgia                 3          7,734,324         0.67         2,578,108          1.26       8.170         138.6       65.75
Wisconsin               1          6,082,695         0.53         6,082,695          1.45       8.250          80.0       70.73
Nevada                  1          5,937,441         0.52         5,937,441          1.25       8.110         119.0       78.12
Oregon                  1          5,286,058         0.46         5,286,058          1.90       8.370         118.0       49.51
Alabama                 1          4,894,842         0.42         4,894,842          1.24       8.050         118.0       79.59
Nebraska                5          4,673,453         0.41           934,691          1.45       6.760         104.0       71.03
Connecticut             2          4,123,922         0.36         2,061,961          1.25       7.961         117.5       79.31
Kansas                  2          3,993,245         0.35         1,996,622          1.90       8.370         118.0       49.51
Minnesota               1          3,244,511         0.28         3,244,511          1.90       8.370         118.0       49.51
Delaware                1          3,240,153         0.28         3,240,153          2.17       7.490         117.0       60.79
Idaho                   1          2,653,725         0.23         2,653,725          1.32       7.810         119.0       72.31
West Virginia           1          2,021,580         0.18         2,021,580          1.90       8.370         118.0       49.51
                        -          ---------         ----         ---------          ----       -----         -----       -----
TOTAL/WTD. AVG.       177     $1,152,022,048       100.00%       $6,508,599          1.37x      7.896%        117.4       68.84%
                  ===============================================================================================================

---------------------------------------------------------------------------------------------------------------------------------

(a) If a Mortgage Loan is secured by properties in multiple states, it is treated as multiple Mortgage Loans each of which is allocated a cut-off balance based on the allocated loan amount.



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished to you by Deutsche Bank Securities, Inc. and Goldman, Sachs & Co. and not by the issuer of the securities. Deutsche Bank Securities, Inc. and Goldman, Sachs & Co. are acting as the lead managers and neither of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                         DISTRIBUTION OF PROPERTY TYPES
--------------------------------------------------------------------------------


    [THE NARRATIVE AND/OR TABULAR INFORMATION BELOW IS A FAIR AND ACCURATE
           DESCRIPTION OF GRAPHIC OR IMAGE MATERIAL OMITTED FOR THE
                           PURPOSE OF EDGAR FILING.]



                        Industrial               8.60%
                        Hospitality              9.19%
                        Multi-family            22.55%
                        Office                  27.96%
                        Retail:
                          Anchored              25.14%
                          Unanchored             5.30%
                          Total                 30.44%
                        Other                    1.26%


                                                                                                             WEIGHTED
                                                                                                             AVERAGE     WEIGHTED
                                                    PERCENTAGE                                 WEIGHTED     REMAINING    AVERAGE
                      NUMBER OF                    OF AGGREGATE       AVERAGE     WEIGHTED     AVERAGE       TERM TO     CUT-OFF
                      MORTGAGED     CUT-OFF DATE   CUT-OFF DATE    CUT-OFF DATE   AVERAGE      MORTGAGE      MATURITY    DATE LTV
  PROPERTY TYPE      PROPERTIES       BALANCE         BALANCE        BALANCE        DSCR         RATE          (MOS)       RATIO
-----------------------------------------------------------------------------------------------------------------------------------
Retail
     Anchored              17        $289,664,493       25.14%     $17,039,088      1.36x        7.886%        121.1      68.72%
     Unanchored            17          61,018,568        5.30        3,589,328      1.37         8.249         118.4      66.48
                           --          ----------        ----        ---------      ----         -----         -----      -----
Retail Subtotal            34        $350,683,061       30.44%     $10,314,208      1.36x        7.949%        120.6      68.33%

Office                     36        $322,053,842       27.96%      $8,945,940      1.33x        7.794%        115.1      67.84%
Multifamily                55         259,779,802       22.55        4,723,269      1.29         7.619         118.0      76.41
Hospitality                25         105,832,139        9.19        4,233,286      1.65         8.498         112.0      58.93
Industrial                 21          99,126,076        8.60        4,720,289      1.42         8.128         117.9      64.93
Mobile Home Park            2           4,356,188        0.38        2,178,094      1.40         7.326         113.8      69.98
Special Purpose             1           3,896,785        0.34        3,896,785      1.26         8.460         119.0      67.19
Self-Storage                1           3,240,153        0.28        3,240,153      2.17         7.490         117.0      60.79
Mixed Use                   2           3,054,003        0.27        1,527,001      1.42         8.118         116.1      69.09
                            -           ---------        ----        ---------      ----         -----         -----      -----
TOTAL/WTD. AVG.           177      $1,152,022,048      100.00%      $6,508,599      1.37x        7.896%        117.4      68.84%
                      =============================================================================================================

-----------------------------------------------------------------------------------------------------------------------------------



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished to you by Deutsche Bank Securities, Inc. and Goldman, Sachs & Co. and not by the issuer of the securities. Deutsche Bank Securities, Inc. and Goldman, Sachs & Co. are acting as the lead managers and neither of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
          DISTRIBUTION OF UNDERWRITTEN NCF DEBT SERVICE COVERAGE RATIOS
--------------------------------------------------------------------------------

                                                                                                          WEIGHTED
                                                                                                           AVERAGE    WEIGHTED
                                                  PERCENTAGE OF                                WEIGHTED   REMAINING   AVERAGE
RANGE OF DEBT       NUMBER OF                       AGGREGATE                      WEIGHTED    AVERAGE     TERM TO     CUT-OFF
SERVICE COVERAGE     MORTGAGE      CUT-OFF DATE    CUT-OFF DATE  AVERAGE CUT-OFF    AVERAGE    MORTGAGE   MATURITY     DATE LTV
RATIOS                LOANS           BALANCE        BALANCE       DATE BALANCE      DSCR        RATE       (MOS)       RATIO
--------------------------------------------------------------------------------------------------------------------------------
1.00 - 1.10 (a)           1         $1,451,189         0.13%        $1,451,189        1.01x      7.720%     198.0       82.93%
1.11 - 1.20              15        130,279,657        11.31          8,685,310        1.20       7.808      118.5       76.39
1.21 - 1.30              56        391,759,719        34.01          6,995,709        1.25       8.032      120.2       71.42
1.31 - 1.40              25        258,609,503        22.45         10,344,380        1.35       7.754      113.7       72.33
1.41 - 1.50              23        222,532,097        19.32          9,675,309        1.44       7.716      113.0       65.34
1.51 - 1.60               6         28,383,013         2.46          4,730,502        1.58       7.828      117.5       61.46
1.61 - 1.70               5         40,516,247         3.52          8,103,249        1.66       8.473      132.3       53.94
1.71 - 1.80               2         11,027,927         0.96          5,513,964        1.78       7.651      117.7       60.88
1.81 - 1.90               4         64,222,542         5.57         16,055,635        1.89       8.169      117.2       50.00
2.11 - 2.20               1          3,240,153         0.28          3,240,153        2.17       7.490      117.0       60.79
                          -          ---------         ----          ---------        ----       -----      -----       -----
TOTAL/WTD. AVG.         138     $1,152,022,048       100.00%        $8,347,986        1.37x      7.896%     117.4       68.84%
                     ===========================================================================================================

--------------------------------------------------------------------------------------------------------------------------------

(a)  Includes one CTL loan.

--------------------------------------------------------------------------------
        DISTRIBUTION OF CUT-OFF DATE LOAN TO VALUE AT ORIGINATION RATIOS
--------------------------------------------------------------------------------

                                                                                                              WEIGHTED
                                                                                                              AVERAGE     WEIGHTED
                                                      PERCENTAGE                                  WEIGHTED   REMAINING    AVERAGE
                        NUMBER OF                    OF AGGREGATE      AVERAGE       WEIGHTED     AVERAGE     TERM TO     CUT-OFF
RANGE OF CUT-OFF DATE   MORTGAGE      CUT-OFF DATE   CUT-OFF DATE   CUT-OFF DATE     AVERAGE      MORTGAGE    MATURITY    DATE LTV
LOAN TO VALUE RATIOS      LOANS         BALANCE         BALANCE        BALANCE         DSCR         RATE       (MOS)       RATIO
----------------------------------------------------------------------------------------------------------------------------------
30.1 - 50.0                 5          $83,798,666        7.27%      $16,759,733       1.68x        8.204%      118.2       47.59%
50.1 - 60.0                12           96,596,121        8.38         8,049,677       1.62         8.088       124.7       56.24
60.1 - 65.0                13          137,388,972       11.93        10,568,382       1.39         7.841       117.8       61.73
65.1 - 70.0                21          146,107,917       12.68         6,957,520       1.34         7.836       114.9       67.24
70.1 - 75.0                52          455,684,003       39.56         8,763,154       1.32         7.910       116.6       72.68
75.1 - 80.0                28          182,886,438       15.88         6,531,658       1.28         7.786       116.1       78.30
80.1 - 85.0                 6           24,671,775        2.14         4,111,962       1.22         7.890       122.2       80.63
85.1 - 90.0                 1           24,888,157        2.16        24,888,157       1.19         7.320       119.0       86.42
                            -           ----------        ----        ----------       ----         -----       -----       -----
TOTAL/WTD. AVG.           138       $1,152,022,048      100.00%       $8,347,986       1.37x        7.896%      117.4       68.84%
                       ===========================================================================================================

----------------------------------------------------------------------------------------------------------------------------------

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished to you by Deutsche Bank Securities, Inc. and Goldman, Sachs & Co. and not by the issuer of the securities. Deutsche Bank Securities, Inc. and Goldman, Sachs & Co. are acting as the lead managers and neither of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                     DISTRIBUTION OF MORTGAGE INTEREST RATES
--------------------------------------------------------------------------------

                                                                                                             WEIGHTED
                                                                                                             AVERAGE      WEIGHTED
                                                    PERCENTAGE OF                                WEIGHTED    REMAINING    AVERAGE
                       NUMBER OF                      AGGREGATE        AVERAGE       WEIGHTED    AVERAGE      TERM TO     CUT-OFF
 RANGE OF               MORTGAGE     CUT-OFF DATE    CUT-OFF DATE   CUT-OFF DATE     AVERAGE     MORTGAGE     MATURITY    DATE LTV
 MORTGAGE RATES          LOANS          BALANCE        BALANCE         BALANCE         DSCR        RATE        (MOS)        RATIO
 ----------------------------------------------------------------------------------------------------------------------------------
  6.5001 - 6.7500          2          $6,649,512          0.58%      $3,324,756        1.46x       6.737%      107.0         60.46%
  6.7501 - 7.0000          3          34,940,407          3.03       11,646,802        1.35        6.913       103.7         75.22
  7.0001 - 7.2500          8          43,519,970          3.78        5,439,996        1.37        7.122       106.5         73.39
  7.2501 - 7.5000         13          99,706,616          8.65        7,669,740        1.30        7.380       116.7         75.63
  7.5001 - 7.7500         17         278,931,993         24.21       16,407,764        1.41        7.625       116.2         66.48
  7.7501 - 8.0000         27         192,797,827         16.74        7,140,660        1.31        7.902       116.5         69.21
  8.0001 - 8.2500         35         218,686,328         18.98        6,248,181        1.31        8.130       117.9         71.04
  8.2501 - 8.5000         22         203,060,046         17.63        9,230,002        1.45        8.355       121.7         64.44
  8.5001 - 8.7500          9          60,364,119          5.24        6,707,124        1.38        8.638       127.3         69.69
  8.7501 - 9.0000          2          13,365,230          1.16        6,682,615        1.46        8.818       118.7         61.93
                           -          ----------          ----        ---------        ----        -----       -----         -----
 TOTAL/WTD. AVG.         138      $1,152,022,048        100.00%      $8,347,986        1.37x       7.896%      117.4         68.84%
                      =============================================================================================================

 ----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                DISTRIBUTION OF REMAINING AMORTIZATION TERMS (a)
--------------------------------------------------------------------------------

                                                                                                              WEIGHTED
                                                                                                              AVERAGE      WEIGHTED
                                                     PERCENTAGE OF                                WEIGHTED   REMAINING     AVERAGE
RANGE OF REMAINING     NUMBER OF                       AGGREGATE        AVERAGE       WEIGHTED    AVERAGE     TERM TO      CUT-OFF
AMORTIZATION TERMS     MORTGAGE       CUT-OFF DATE    CUT-OFF DATE   CUT-OFF DATE      AVERAGE    MORTGAGE    MATURITY     DATE LTV
(MONTHS)                 LOANS           BALANCE        BALANCE         BALANCE         DSCR        RATE       (MOS)        RATIO
-----------------------------------------------------------------------------------------------------------------------------------
    Interest Only           1         $10,875,000         0.94%      $10,875,000        1.90x      7.540%       119.0       52.28%
      191 - 210             1           1,451,189         0.13         1,451,189        1.01       7.720        198.0       82.93
      231 - 250             2          17,215,427         1.49         8,607,714        1.35       8.098        161.3       64.94
      271 - 290             2           9,832,983         0.85         4,916,491        1.64       7.168        105.5       56.12
      291 - 310            23         156,293,506        13.57         6,795,370        1.56       8.336        113.6       61.74
      331 - 360           109         956,353,943        83.02         8,773,889        1.33       7.832        117.2       70.37
                          ---         -----------        -----         ---------        ----       -----        -----       -----
TOTAL/WTD. AVG.           138      $1,152,022,048       100.00%       $8,347,986        1.37x      7.896%       117.4       68.84%
                      =============================================================================================================

-----------------------------------------------------------------------------------------------------------------------------------

(a) 58 loans representing 35.90% of the Aggregate Cut-Off Date Balance accrue interest on an Actual/360 basis but have a monthly payment calculated on a 30/360 schedule. Accordingly, the actual amortization term is longer for these loans than the stated amortization term reflected in the table above.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished to you by Deutsche Bank Securities, Inc. and Goldman, Sachs & Co. and not by the issuer of the securities. Deutsche Bank Securities, Inc. and Goldman, Sachs & Co. are acting as the lead managers and neither of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


-------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
                   DISTRIBUTION OF ORIGINAL TERMS TO MATURITY
-------------------------------------------------------------------------------

                                                                                                              WEIGHTED
                                                          PERCENTAGE                                          AVERAGE     WEIGHTED
                                                              OF                                   WEIGHTED   REMAINING   AVERAGE
                            NUMBER OF                     AGGREGATE      AVERAGE                   AVERAGE     TERM TO    CUT-OFF
 RANGE OF ORIGINAL TERMS    MORTGAGE     CUT-OFF DATE      CUT-OFF     CUT-OFF DATE    WEIGHTED    MORTGAGE   MATURITY    DATE LTV
 TO MATURITY (MONTHS)         LOANS         BALANCE      DATE BALANCE    BALANCE     AVERAGE DSCR    RATE       (MOS)       RATIO
----------------------------------------------------------------------------------------------------------------------------------
     83 - 83 months              1        $6,082,695         0.53%    $6,082,695         1.45x       8.250%      80.0      70.73%
     84 - 120 months           130     1,105,509,111        95.96      8,503,916         1.37        7.882      115.8      68.78
    121 - 180 months             6        38,979,053         3.38      6,496,509         1.35        8.236      164.5      69.79
    181 - 240 months             1         1,451,189         0.13      1,451,189         1.01        7.720      198.0      82.93
                                 -         ---------         ----      ---------         ----        -----      -----      -----
TOTAL/WTD. AVG.                138    $1,152,022,048       100.00%    $8,347,986         1.37x       7.896%     117.4      68.84%
                           =======================================================================================================

----------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                   DISTRIBUTION OF REMAINING TERMS TO MATURITY
--------------------------------------------------------------------------------

                                                                                                              WEIGHTED
                                                          PERCENTAGE                                          AVERAGE     WEIGHTED
                                                              OF                                   WEIGHTED   REMAINING   AVERAGE
                            NUMBER OF                     AGGREGATE      AVERAGE                   AVERAGE     TERM TO    CUT-OFF
 RANGE OF REMAINING TERMS   MORTGAGE     CUT-OFF DATE      CUT-OFF     CUT-OFF DATE    WEIGHTED    MORTGAGE   MATURITY    DATE LTV
 TO MATURITY (MONTHS)         LOANS         BALANCE      DATE BALANCE    BALANCE     AVERAGE DSCR    RATE       (MOS)       RATIO
----------------------------------------------------------------------------------------------------------------------------------
71 - 90                          2        $17,274,020         1.50%    $8,637,010         1.42x       8.574%      81.9     70.51%
91 - 110                        16        138,555,213        12.03      8,659,701         1.39        7.251      104.0     71.05
111 - 120                      114        962,072,092        83.51      8,439,229         1.37        7.958      117.8     68.49
131 - 150                        1          1,799,078         0.16      1,799,078         1.30        8.125      131.0     71.96
171 - 190                        4         30,870,456         2.68      7,717,614         1.36        8.460      178.8     68.20
191 - 210                        1          1,451,189         0.13      1,451,189         1.01        7.720      198.0     82.93
                                 -          ---------         ----      ---------         ----        -----      -----     -----
TOTAL/WTD. AVG.                138     $1,152,022,048       100.00%    $8,347,986         1.37x       7.896%     117.4     68.84%
                           =======================================================================================================

----------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                       DISTRIBUTION OF AMORTIZATION TYPES
--------------------------------------------------------------------------------

                                                                                                              WEIGHTED
                                                          PERCENTAGE                                          AVERAGE     WEIGHTED
                                                              OF                                   WEIGHTED   REMAINING   AVERAGE
                            NUMBER OF                     AGGREGATE      AVERAGE                   AVERAGE     TERM TO    CUT-OFF
                            MORTGAGE     CUT-OFF DATE      CUT-OFF     CUT-OFF DATE    WEIGHTED    MORTGAGE   MATURITY    DATE LTV
AMORTIZATION TYPE             LOANS         BALANCE      DATE BALANCE    BALANCE     AVERAGE DSCR    RATE       (MOS)       RATIO
----------------------------------------------------------------------------------------------------------------------------------
Balloon                      109        $720,311,290        62.53%      $6,608,360       1.34x    7.954%        119.7      69.15%
Hyperamortizing               28         430,259,568        37.35       15,366,413       1.41     7.800         113.3      68.28
Fully Amortizing               1           1,451,189         0.13        1,451,189       1.01     7.720         198.0      82.93
                               -           ---------         ----        ---------       ----     -----         -----      -----
TOTAL/WTD. AVG.              138      $1,152,022,048       100.00%      $8,347,986       1.37x    7.896%        117.4    68.84%
                           =======================================================================================================

----------------------------------------------------------------------------------------------------------------------------------


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished to you by Deutsche Bank Securities, Inc. and Goldman, Sachs & Co. and not by the issuer of the securities. Deutsche Bank Securities, Inc. and Goldman, Sachs & Co. are acting as the lead managers and neither of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


-------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
                      DISTRIBUTION OF PREPAYMENT PROVISIONS
-------------------------------------------------------------------------------

                                                                                                                 WEIGHTED
                                                                                                                AVERAGE    WEIGHTED
                                                          PERCENTAGE                                 WEIGHTED   REMAINING  AVERAGE
                              NUMBER OF                  OF AGGREGATE      AVERAGE                   AVERAGE    TERM TO    CUT-OFF
                               MORTGAGE   CUT-OFF DATE   CUT-OFF DATE   CUT-OFF DATE     WEIGHTED    MORTGAGE   MATURITY   DATE LTV
PREPAYMENT PROVISION            LOANS        BALANCE        BALANCE        BALANCE     AVERAGE DSCR    RATE       (MOS)     RATIO
-----------------------------------------------------------------------------------------------------------------------------------
Defeasance                         135   $1,102,593,023       95.71%     $ 8,167,356       1.36x       7.915%     117.8      69.16%
> of YM or 1% UPB                    2       38,554,025        3.35       19,277,012       1.43        7.448      104.3      64.52
> of YM or 1% and Defeasance         1       10,875,000        0.94       10,875,000       1.90        7.540      119.0      52.28
                                     -       ----------        ----       ----------       ----        -----      -----      -----
TOTAL/WTD. AVG.                    138   $1,152,022,048      100.00%      $8,347,986       1.37x       7.896%     117.4      68.84%
                              =====================================================================================================


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished to you by Deutsche Bank Securities, Inc. and Goldman, Sachs & Co. and not by the issuer of the securities. Deutsche Bank Securities, Inc. and Goldman, Sachs & Co. are acting as the lead managers and neither of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET
                              BILTMORE FASHION PARK
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------


                          ORIGINAL            CUT-OFF DATE
                          --------            ------------
PRINCIPAL BALANCE (a):    $80,000,000         $80,000,000

% OF POOL BY UPB          6.94%

NOTE DATE:                June 16, 1999

INTEREST RATE:            7.68%

AMORTIZATION:             30 years

ARD DATE:                 7/10/09

BORROWER/SPONSOR:         The Borrower is a single purpose, bankruptcy remote
                          entity sponsored by the Taubman Realty Group Limited
                          Partnership, an affiliate of Taubman Centers, Inc., a publicly traded Real Estate Investment Trust (NYSE:
                          TCO).

CALL PROTECTION:          Prepayment lockout; U.S. Treasury defeasance.

CROSS-COLLATERALIZATION/
DEFAULT:                  No/No

ADDITIONAL FINANCING:     The Borrower is permitted to incur up to $3,000,000
                          of indebtedness that relates solely to financing capital improvements, compliance with legal requirements, tenant improvements, leasing costs and equipment related to the Biltmore Fashion Park property, but only if that indebtedness remains unsecured or secured by capital leases.

CASH MANAGEMENT:          Soft Lockbox in place springing to a Hard Lockbox at
                          the ARD date or either upon an Event of Default or if the DSCR falls below 1.30x.

MONTHLY RESERVES:         All reserves are waived unless the Soft Lockbox has
                          converted to a Hard Lockbox.

-------------------------------------------------------------------------------
                              PROPERTY INFORMATION
-------------------------------------------------------------------------------

SINGLE ASSET/PORTFOLIO:       Single Asset

PROPERTY TYPE:                Anchored Retail

LOCATION:                     Phoenix, Arizona

YEAR(S) BUILT/RENOVATED:      1963-1996 / 1999

THE COLLATERAL:               An outdoor, regional shopping mall situated on
                              28.59 acres. The mall has a total of 550,949 square feet of gross leaseable area, of which 398,449 square feet serve as collateral for the Loan. The mall is anchored by a Saks Department
                              Store and a Macy's Department Store. The building containing the Macy's is not part of the collateral for the Loan.

PROPERTY MANAGEMENT:          Taubman Centers, Inc.

CURRENT OCCUPANCY (6/15/99):  96%

UNDERWRITTEN NET CASH FLOW:   $9,894,954

APPRAISED VALUE:              $132,500,000

APPRAISAL DATE:               May 5, 1999

CUT-OFF DATE LOAN/SF:         $145.20

CUT-OFF DATE LTV:             60.38%

ARD BALLOON LTV:              53.79%

UWNCF DSCR:                   1.43x

-------------------------------------------------------------------------------


THREE LARGEST TENANTS

-------------------------- ------------------ ---------------------- ---------------------
                                 SQUARE            PERCENTAGE OF            DATE OF
      TENANT                 FOOTAGE LEASED    TOTAL LEASEABLE AREA    LEASE EXPIRATION
-------------------------- ------------------ ---------------------- ---------------------
Macy's (a)                      152,500              27.68%               01/31/2013
-------------------------- ------------------ ---------------------- ---------------------
Saks Fifth Avenue               90,114               16.36%               10/31/2017
-------------------------- ------------------ ---------------------- ---------------------
Borders Books                   33,416                6.07%               01/31/2004
-------------------------- ------------------ ---------------------- ---------------------

(a) The Macy's building is not part of the collateral for the loan.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished to you by Deutsche Bank Securities, Inc. and Goldman, Sachs & Co. and not by the issuer of the securities. Deutsche Bank Securities, Inc. and Goldman, Sachs & Co. are acting as the lead managers and neither of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET
                         PRIME OUTLETS AT NIAGARA FALLS
--------------------------------------------------------------------------------


-------------------------------------------------------------------------------
                                LOAN INFORMATION
-------------------------------------------------------------------------------


                          ORIGINAL            CUT-OFF DATE
                          --------            ------------
PRINCIPAL BALANCE (a):    $63,000,000         $62,835,426

% OF POOL BY UPB          5.45%

NOTE DATE:                April 27, 1999

INTEREST RATE:            7.60%

AMORTIZATION:             30 years

ARD DATE:                 May 10, 2009

BORROWER/SPONSOR:         The Borrower is a single purpose, bankruptcy remote
                          entity affiliated with Prime Retail, Inc., a publicly traded Real Estate Investment Trust
                          (NYSE: PRT).

CALL PROTECTION:          Prepayment lockout; U.S. Treasury defeasance.

CROSS-COLLATERALIZATION/
DEFAULT:                  No/No

ADDITIONAL FINANCING:     None.

CASH MANAGEMENT:          Soft Lockbox in place springing to a Hard Lockbox at
                          the ARD Date or upon an Event of Default.

MONTHLY RESERVES:         TI/LC - $61,741
                          Replacement - $6,665

-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
                              PROPERTY INFORMATION
-------------------------------------------------------------------------------

SINGLE ASSET/PORTFOLIO:       Single Asset

PROPERTY TYPE:                Anchored Retail

LOCATION:                     Niagara Falls, New York

YEAR BUILT/RENOVATED:         1960,1983 - 1995 / 1996

THE COLLATERAL:               A partially enclosed, factory outlet center
                              located on 41.3 acres. The property has a total of 533,192 net rentable square feet and also includes a food court. Diverse tenant mix includes Old Navy, Saks Off Fifth Avenue, Gap,
                              Polo/Ralph Lauren, among others.

PROPERTY MANAGEMENT:          Prime Retail, Inc.

CURRENT OCCUPANCY (3/01/99):  96%

UNDERWRITTEN NET CASH FLOW:   $7,361,978

APPRAISED VALUE:              $86,400,000

APPRAISAL DATE:               January 30, 1999

CUT-OFF DATE LOAN/SF:         $117.85

CUT-OFF DATE LTV:             72.73%

ARD BALLOON LTV:              63.59%

UWNCF DSCR:                   1.36x

-------------------------------------------------------------------------------


THREE LARGEST TENANTS

-------------------------- ------------------ ---------------------- ---------------------
                                 SQUARE            PERCENTAGE OF            DATE OF
      TENANT                 FOOTAGE LEASED    TOTAL LEASEABLE AREA    LEASE EXPIRATION
-------------------------- ------------------ ---------------------- ---------------------
Linens N' Things                   27,175                5.10%               09/30/2005
----------------------------- ------------------ ---------------------- ------------------
Marshall's                         27,000                5.06%               11/30/2000
----------------------------- ------------------ ---------------------- ------------------
Off 5th/Saks Fifth Avenue          20,359                3.82%               08/31/2010
----------------------------- ------------------ ---------------------- ------------------

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished to you by Deutsche Bank Securities, Inc. and Goldman, Sachs & Co. and not by the issuer of the securities. Deutsche Bank Securities, Inc. and Goldman, Sachs & Co. are acting as the lead managers and neither of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET
                                   EQUITY INNS
--------------------------------------------------------------------------------


-------------------------------------------------------------------------------
                         LOAN/PARTICIPATION INFORMATION
-------------------------------------------------------------------------------

                          ORIGINAL            CUT-OFF DATE
                          --------            ------------
PRINCIPAL BALANCE
      LOAN:               $97,020,000         $96,856,149

      PARTICIPATION:      $48,510,000         $48,428,074
      (% OF LOAN)         (50%)               (50%)

% OF POOL BY UPB:         4.20%

NOTE DATE:                June 16, 1999

INTEREST RATE:            8.37%

AMORTIZATION:             25 years

ARD DATE:                 July 1, 2009

BORROWER/SPONSOR:         Two single purpose, bankruptcy remote entities
                          affiliated with Equity Inns Inc., a publicly traded
                          Real Estate Investment Trust (NYSE: ENN).

CALL PROTECTION:          Prepayment lockout; U.S. Treasury defeasance.

RELEASE PRICE:            After the lockout period, Borrowers may partially
                          defease the Loan to obtain the release of an individual property. To release a property, the Borrowers must defease 125% of the loan amount originally allocated to the property. Further, the UWDSCR for the remaining properties must be greater than or equal to 1.90x.

CROSS-COLLATERALIZATION/
DEFAULT:                  Yes/Yes.

ADDITIONAL FINANCING:     None.

CASH MANAGEMENT:          Hard Lockbox.
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
                              PROPERTY INFORMATION
-------------------------------------------------------------------------------

SINGLE ASSET/PORTFOLIO:       Portfolio

PROPERTY TYPE:                Hospitality

THE COLLATERAL:               5 AmeriSuites, 3 Homewood Suites, 6 Hampton Inns
                              and 5 Residence Inns Hospitality properties containing a total of 2,453 rooms and located in 13 states. Each of the properties is leased to and managed by an affiliate of either Prime
                              Hospitality Corp. or Interstate Hotels
                              Management, Inc.

SUBSTITUTION:                 The Borrowers may substitute "like-kind"
                              collateral without penalty after the prepayment lockout period. Substitution is limited to $25 million in collateral value per substitution and $50 million in the aggregate. Any substitution is also subject to maintenance of a minimum LTV of 55% and receipt of confirmation from the Rating Agencies that such substitution will not effect the ratings for any Class.

LESSEES: Five of the properties are leased by an affiliate of Prime Hospitality Corp., a publicly traded company (NYSE: PDQ), which owns, manages and franchises hotels. The Prime affiliate manages each of the five properties.

                              The remaining 14 properties are leased by affiliates of Interstate Hotels Management, Inc., a publicly traded company (NASDAQ: IHCO). The Interstate affiliates manage all but three of the properties, which are managed under contract by a third party.

UNDERWRITTEN NET CASH
FLOW
LOAN/PARTICIPATION:           $17,808,512 / $8,904,256

APPRAISED VALUE
LOAN/PARTICIPATION:           $196,800,000 / $98,400,000

APPRAISAL DATE:               April 1, 1999

CUT-OFF DATE LOAN/ROOM
LOAN/PARTICIPATION:           $39,485 / $19,742

CUT-OFF DATE LTV:             49.26%

BALLOON LTV:                  40.31%

UWNCF DSCR:                   1.90x

-------------------------------------------------------------------------------


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Deutsche Bank Securities, Inc. and Goldman, Sachs & Co. and not by the issuer of the securities. Deutsche Bank Securities, Inc. and Goldman, Sachs & Co. are acting as the lead managers and neither of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET
                                EQUITY INNS
--------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------------------
                                              COLLATERAL DETAILS
    --------------------------------------------------------------------------------------------------------------
                                                                    ALLOCATED CUT-OFF DATE    ALLOCATED CUT-OFF
                                                                    ----------------------    -----------------
          PROPERTY             CITY           STATE       # UNITS    PARTICIPATION AMOUNT     DATE LOAN AMOUNT
    --------------------- --------------- --------------- --------- ----------------------- ----------------------
    Residence Inn         Portland        Oregon            168         $5,286,057.59           $10,572,115.17
    --------------------- --------------- --------------- --------- ----------------------- ----------------------
    Residence Inn         Princeton       New Jersey        208         $4,976,581.13            $9,953,162.25
    --------------------- --------------- --------------- --------- ----------------------- ----------------------
    Homewood Suites       Phoenix         Arizona           124         $3,558,979.28            $7,117,958.56
    --------------------- --------------- --------------- --------- ----------------------- ----------------------
    Residence Inn         Eagan           Minnesota         120         $3,244,511.27            $6,489,022.53
    --------------------- --------------- --------------- --------- ----------------------- ----------------------
    Amerisuites           Glen Allen      Virginia          126         $2,700,431.68            $5,400,863.37
    --------------------- --------------- --------------- --------- ----------------------- ----------------------
    Residence Inn         Tucson          Arizona           128         $2,660,499.24            $5,320,998.48
    --------------------- --------------- --------------- --------- ----------------------- ----------------------
    Hampton Inn           Memphis         Tennessee         126         $2,370,989.00            $4,741,978.00
    --------------------- --------------- --------------- --------- ----------------------- ----------------------
    Residence Inn         Tinton Falls    New Jersey         96         $2,346,031.22            $4,692,062.45
    --------------------- --------------- --------------- --------- ----------------------- ----------------------
    Amerisuites           Columbus        Ohio              126         $2,321,073.44            $4,642,143.89
    --------------------- --------------- --------------- --------- ----------------------- ----------------------
    Hampton Inn           Northville      Michigan          125         $2,216,250.77            $4,432,501.55
    --------------------- --------------- --------------- --------- ----------------------- ----------------------
    Hampton Inn           Overland Park   Kansas            134         $2,201,276.11            $4,402,552.21
    --------------------- --------------- --------------- --------- ----------------------- ----------------------
    Homewood Suites       San Antonio     Texas             123         $2,066,504.10            $4,133,008.20
    --------------------- --------------- --------------- --------- ----------------------- ----------------------
    Hampton Inn           Morgantown      West Virginia     108         $2,021,580.10            $4,043,160.19
    --------------------- --------------- --------------- --------- ----------------------- ----------------------
    Amerisuites           Indianapolis    Indiana           126         $1,916,757.44            $3,833,514.88
    --------------------- --------------- --------------- --------- ----------------------- ----------------------
    Hampton Inn           Kansas City     Missouri          120         $1,806,943.20            $3,613,886.39
    --------------------- --------------- --------------- --------- ----------------------- ----------------------
    Amerisuites           Overland Park   Kansas            126         $1,791,968.53            $3,583,937.06
    --------------------- --------------- --------------- --------- ----------------------- ----------------------
    Amerisuites           Memphis         Tennessee         128         $1,727,078.30            $3,454,156.61
    --------------------- --------------- --------------- --------- ----------------------- ----------------------
    Homewood Suites       Sharonville     Ohio              111         $1,657,196.52            $3,314,393.05
    --------------------- --------------- --------------- --------- ----------------------- ----------------------
    Hampton Inn           Richardson      Texas             130         $1,557,365.41            $3,114,730.82
    --------------------- --------------- --------------- --------- ----------------------- ----------------------


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Deutsche Bank Securities, Inc. and Goldman, Sachs & Co. and not by the issuer of the securities. Deutsche Bank Securities, Inc. and Goldman, Sachs & Co. are acting as the lead managers and neither of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET
                        ONE COLORADO PLACE RETAIL-OFFICE
--------------------------------------------------------------------------------


-------------------------------------------------------------------------------
                                LOAN INFORMATION
-------------------------------------------------------------------------------


                          ORIGINAL            CUT-OFF DATE
                          --------            ------------
PRINCIPAL BALANCE (a):    $42,670,000         $42,628,093

% OF POOL BY UPB          3.70%

NOTE DATE:                June 17, 1999

INTEREST RATE:            8.29%

AMORTIZATION:             30 years

ARD DATE:                 May 10, 2009

BORROWER/SPONSOR:         The Borrower is a single purpose, bankruptcy remote
                          entity.

CALL PROTECTION:          Prepayment lockout; U.S. Treasury defeasance.

CROSS-COLLATERALIZATION/
DEFAULT:                  No/No

MEZZANINE LOAN:           There is a $4.13 million mezzanine loan made by GMAC
                          Commercial Mortgage to the Borrower. The mezzanine loan is secured by a pledge of the membership interests in the Borrower.

CASH MANAGEMENT:          Hard Lockbox in place converting to a
                          Soft Lockbox once the Mezzanine Loan has been repaid in full. The Soft Lockbox will revert to a Hard
                          Lockbox at the ARD Date or upon an Event of Default.

MONTHLY RESERVES:         TI/LC - $22,850
                          Replacement - $2,313

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

SINGLE ASSET/PORTFOLIO:       Single Asset

PROPERTY TYPE:                Anchored Retail / Office

LOCATION:                     Pasadena, California

YEAR(S) BUILT / RENOVATED:    1890-1930 / 1991-1992

THE COLLATERAL:               An outdoor retail shopping, office and
                              entertainment complex located in the Old Town district of Pasadena, CA. The buildings in the complex were originally constructed during the 1890's and 1920's, and all subsequently underwent comprehensive structural and seismic upgrades. The complex contains 277,536 of net rentable square feet, with major tenants including The Gap, Banana Republic, Armani
                              Exchange, and AMC Theatres. In addition to the retail and office space, the collateral also includes a parking garage.

PROPERTY MANAGEMENT:          An affiliate of the Borrower

CURRENT OCCUPANCY (5/17/99):  91%

UNDERWRITTEN NET CASH FLOW:   $4,887,329

APPRAISED VALUE:              $59,000,000

APPRAISAL DATE:               June 10, 1999

CUT-OFF DATE LOAN/SF:         $153.59

CUT-OFF DATE LTV:             72.25%

BALLOON LTV:                  63.98%

UWNCF DSCR:                   1.25x

--------------------------------------------------------------------------------


THREE LARGEST TENANTS

-------------------------- ------------------ ---------------------- ---------------------
                                 SQUARE            PERCENTAGE OF            DATE OF
      TENANT                 FOOTAGE LEASED    TOTAL LEASEABLE AREA    LEASE EXPIRATION
-------------------------- ------------------ ---------------------- ---------------------
AMC Theaters                       47,883               17.25%               11/19/2006
----------------------------- ------------------ ---------------------- ------------------
Crate & Barrel                     26,839                9.67%               01/31/2009
----------------------------- ------------------ ---------------------- ------------------
The Gap                            15,279                5.51%               11/30/2007
----------------------------- ------------------ ---------------------- ------------------


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Deutsche Bank Securities, Inc. and Goldman, Sachs & Co. and not by the issuer of the securities. Deutsche Bank Securities, Inc. and Goldman, Sachs & Co. are acting as the lead managers and neither of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET
                             COMERICA BANK BUILDING
--------------------------------------------------------------------------------


-------------------------------------------------------------------------------
                                LOAN INFORMATION
-------------------------------------------------------------------------------


                          ORIGINAL            CUT-OFF DATE
                          --------            ------------
PRINCIPAL BALANCE (a):    $34,000,000         $33,640,510

% OF POOL BY UPB          2.92%

NOTE DATE:                April 30, 1998

INTEREST RATE:            7.55%

AMORTIZATION:             30 years

MATURITY DATE:            May 1, 2008

BORROWER/SPONSOR:         Macanan Investments, LP, a special purpose entity
                          whose principals directly manage the subject.

CALL PROTECTION:          Prepayment lockout; Greater of 1% or Yield
                          Maintenance.

CROSS-COLLATERALIZATION/
DEFAULT:                  No/No

MEZZANINE LOAN:           There is a $4.2 million mezzanine loan made by
                          German American Capital Corporation to the principals of the Borrower and Vanderson
                          Construction, Inc. The mezzanine loan is secured by a pledge of partnership interests in the Borrower and a pledge of shareholder interests in the general partner of the Borrower.

CASH MANAGEMENT:          Hard Lockbox in place.

MONTHLY RESERVES:         TI/LC - $29,214
                          Replacement - $3,662

-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
                              PROPERTY INFORMATION
-------------------------------------------------------------------------------


SINGLE ASSET/PORTFOLIO:       Single Asset

PROPERTY TYPE:                Office

LOCATION:                     San Jose, California

YEAR BUILT:                   1983

THE COLLATERAL:               A twelve-story, 213,575 square foot office tower
                              with an attached parking garage located in San
                              Jose, California. The two largest tenants are Comerica Bank and the State of California, with the 29 remaining tenants reflecting a diverse mix of professional, service, and technology-oriented businesses. In addition to the office building, the collateral also includes a parking garage.

PROPERTY MANAGEMENT:          Macanan Marketing, Inc., an affiliate of the
                              Borrower.

CURRENT OCCUPANCY (4/30/99):  99%

UNDERWRITTEN NET CASH FLOW:   $4,103,369

APPRAISED VALUE:              $51,600,000

APPRAISAL DATE:               April 29, 1999

CUT-OFF DATE LOAN/SF:         $157.51

CUT-OFF DATE LTV:             65.19%

BALLOON LTV:                  58.31%

UWNCF DSCR:                   1.43x

-------------------------------------------------------------------------------



THREE LARGEST TENANTS

-------------------------- ------------------ ---------------------- ---------------------
                                 SQUARE            PERCENTAGE OF            DATE OF
      TENANT                 FOOTAGE LEASED    TOTAL LEASEABLE AREA    LEASE EXPIRATION
-------------------------- ------------------ ---------------------- ---------------------
Comerica Bank                      43,213               20.23%               01/31/2003
----------------------------- ------------------ ---------------------- ------------------
State of California                32,424               15.18%               09/30/2011
----------------------------- ------------------ ---------------------- ------------------
Ferrari, Olsen and Ottoboni        14,924                6.99%               03/31/2002
----------------------------- ------------------ ---------------------- ------------------


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Deutsche Bank Securities, Inc. and Goldman, Sachs & Co. and not by the issuer of the securities. Deutsche Bank Securities, Inc. and Goldman, Sachs & Co. are acting as the lead managers and neither of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.